EXHIBIT 10.20

EXTENSION OF DEED OF TRUST AND SECURITY AGREEMENT

I.        BACKGROUND: On August 11, 2005, the undersigned Calais Resources, Inc, a British Columbia corporation and Calais Resources Colorado, Inc, a Nevada corporation (denoted collectively herein as the Borrower), executed their promissory note (the Note herein) in the original principal amount of $807,650.11 payable to Duane A. Duffy, Glenn E. Duffy, James Ober, and Luke Garvey, who shall collectively be designated herein as the Lender. The Borrower's repayment of the Note was secured by a deed of trust and security agreement (the DOT herein) of even date with the Note, which DOT encumbered real property and mining equipment of the Borrower located in Boulder County, Colorado, which DOT was recorded in the records of the Boulder County Clerk and Recorder on 8/23/05 at document reception, Document No. 2715644.

Between the original date of the Note and DOT, Borrower has made payments as to the obligations and the document payment terms have been extended. This document confirms the present Note and DOT balance and due date.

II.       AGREEMENTS OF THE PARTIES:

Borrower and Lender hereby agree:

1.  The Note has been revised on even date herewith. The debt balance owed by Borrowers to Lenders as of 12/1/2007 is agreed and confirmed as being $900,537.28. This is also the sum secured by the DOT as of that date.

2.  The due date of the Note and DOT has been extended to 4/1/2008.

3.  All other terms of the Note and DOT remain in effect.

Extension of Deed of Trust and Security Agreement          Page l

Signed on the dates shown below by:

CALAIS RESOURCES, INC.	CALAIS RESOURCES OF COLORADO, INC.

/s/ David K. Young	/s/ David K. Young
David K. Young	David K. Young
President and Chief Executive Officer	President and Chief Executive Officer

STATE OF COLORADO

COUNTY OF Jefferson

On this 21 day December 2007, the undersigned officer, personally appeared David K. Young, who acknowledged himself to be the President and Chief Executive Officer of Calais Resources and Calais Resources Colorado, Inc., and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as said officer.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

My Commission Expires	/s/ Rosemary Turner
6-1-09	Notary Public

12/21/07
Date	/s/ Duane A. Duffy
Duane A. Duffy

STATE OF COLORADO

COUNTY OF Jefferson

The foregoing instrument was acknowledged before me on this  21   day of December 2007, by Duane A. Duffy.

My Commission Expires	/s/ Rosemary Turner
6-1-09	Notary Public

12/8/07
Date	*	/s/ Glenn E. Duffy
Glenn E. Duffy
Trustee for the Glenn E. Duffy Revocab. Living Trust

STATE OF FLORIDA

COUNTY OF SARASOTA

The foregoing instrument was acknowledged before me on this 8 day of Dec, 2007, by Glenn E. Duffy.

My Commission Expires	/s/ Megan J. Mooney
7/25/09	Notary Public

* All warrants are to be put in:
Glenn E. Duffy Revocable Living Trust

12/12/07
Date	/s/ Luke Garvey
Luke Garvey

STATE OF FLORIDA

COUNTY OF BROWARD

The foregoing instrument was acknowledged before me on this 12 day of Dec 2007, by Luke Garvey.

My Commission Expires	/s/ Janine Marie Laurino
Nov. 12, 2010	Notary Public

12/12/07
Date	/s/ James Ober
James Ober

STATE OF FLORIDA

COUNTY OF BROWARD

The foregoing instrument was acknowledged before me on this 12 day of Dec 2007, by James Ober.

My Commission Expires	/s/ Janine Marie Laurino
Nov. 12, 2010	Notary Public